UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 26, 2005

MAIR HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1360 150 South Fifth Street Minneapolis, MN 55402
(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021
Registrant’s Telephone Number, including Area Code

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 26, 2005, MAIR Holdings, Inc. publicly announced financial results for the fiscal quarter and year ended March 31, 2005.  For further information, please refer to the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated May 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2005	By	/s/ Robert E. Weil
Robert E. Weil
	Its	Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 26, 2005.